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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A


                                 CURRENT REPORT


   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934




        Date of Report (date of earliest event reported): April 25, 2003

                                  AZUREL, LTD.
             (Exact name of registrant as specified in its charter)

       Delaware                     000-22809               13-384-2844
(State of Incorporation)   (Commission File Number)   (IRS Employer
                                                           Identification No.)



                23 F. Commerce Road, Fairfield, New Jersey 00704
          (Address of principal executive offices, including zip code)

                                 (973) 575-9500
                                 --------------
              (Registrant's telephone number, including area code)




This Form 8-K/A updates the information contained in the Form 8-K filed May 15, 2003 by Azurel, Ltd., regarding a change of auditors, and includes the letter from the dismissed auditors Grassi & Co. CPAs as Exhibit 16.1.

Item 4. Changes in Registrant's Certifying Accountant.

Effective April 25, 2003, Azurel, Ltd., a Delaware corporation (the"Registrant") dismissed Grassi & Co. CPAs, P.C. ("Grassi") as Registrant's independent accountants, which action was approved by Registrant's Board of Directors and the Audit Committee of the Board of Directors.

(a)(1) Feldman Sherb & Co., P.C., a professional corporation of certified public accountants ("Feldman"), was the independent accounting firm for the Registrant,for the year ended December 31, 2001 and through the period ended April 19,2002. Feldman was merged into Grassi on April 17, 2002 with Grassi as thesuccessor firm.

Except as described in the following sentence, the reports of Feldman or Grassi on thefinancial statements of Registrant for either of the past two fiscal years didnot contain any adverse opinion or disclaimer of opinion and were not qualifiedor modified as to uncertainty, audit scope or accounting principles. The report of Feldman on the financial statements of Registrant for the fiscal year ended December 31, 2001 does, however, contain an expression of substantial doubt regarding Registrant's ability to continue as a going concern.

In addition, during Registrant's two most recent fiscal years and through April 25, 2003, there was no disagreement with Grassi on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

A letter received by Registrant from Grassi addressed to the Securities and Exchange Commission is filed as Exhibit 16.1 to this Form 8-K/A.

(a)(2) On April 25, 2003 Marcum & Kliegman LLP ("MKLLP") was engaged as the Company's new independent accountants commencing with the audit for the year ended December 31, 2002 which action was approved by the Registrant's Board of

Directors and the Audit Committee of the Board of Directors. During the two most recent fiscal years and the interim period preceding the engagement of MKLLP, Registrant had not consulted with MKLLP regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on Registrant's financial statements, and neither a written report or oral advice was provided to the Company by MKLLP that MKLLP concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issues; or (ii) any matter that was either the subject of a "disagreement" or event identified in response to paragraph (a)(1)(iv) of Item 304, as those terms are used in Item 304(a)(1)(iv) of Regulations S-B and S-K and the related instructions to Item 304 of Regulations S-B and S-K.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)      Exhibits

         Exhibit 16.1 - Letter, dated August 7, 2003, from Grassi & Co.,
                        CPA's, P.C.


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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: August 7, 2003


                                                  AZUREL, LTD.



                                                     /s/ Steve Moskowitz
                                                     ------------------------
                                            By:      Steve Moskowitz
                                            Name:    Chief Executive Officer

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